                                                                   Exhibit 10.15


                         SUBLEASE CONSENT AND AGREEMENT

     This Sublease Consent and Agreement ("Agreement") dated as of August 28,
                                           ---------
2001 (for reference purposes only), is made by and among, CARRAMERICA REALTY CORPORATION, a Maryland corporation ("Landlord"), PERICOM SEMICONDUCTOR
                                      --------
CORPORATION, a California corporation ("Tenant"), and YESVIDEO.COM, INC., a
                                        ------
Delaware corporation ("Subtenant").
                       ---------

                                    RECITALS:
                                    --------

     A. Pursuant to that certain Lease and First Addendum thereto dated November 29, 1993 between Orchard Investment Company Number 510, a California general partnership, Landlord's predecessor in interest as Landlord, and Tenant, as amended by that certain Acceptance Agreement dated January 28, 1994, that certain First Amendment to Lease dated February 5, 1996, that certain Second Amendment to Lease dated July 31, 1997, that certain Third Amendment to Lease dated April 23, 1999, that certain Fourth Amendment to Lease dated January 21, 2000, that certain Fifth Amendment to Lease dated May 1, 2000, and that certain Sixth Amendment to Lease dated October 31, 2000 (collectively, the "Master Lease"), Tenant leases from Landlord certain premises (the "Premises") consisting of approximately 66,264 square feet in the buildings commonly referred to as "Valley Business Park II", all as more particularly described in the Master Lease.

     B. Tenant desires to sublease that portion of the Premises referred to in the Master Lease as the "Fifth Expansion Space" (the "Subleased Premises") to
                                                      ------------------
Subtenant in accordance with that certain sublease (the "Sublease") dated August
                                                         --------
23, 2001, between Tenant and Subtenant, a copy of which is attached hereto as Exhibit A.

     C. Landlord is willing to consent to the Sublease upon the terms and conditions of this Agreement.

                                   AGREEMENT:
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing and the covenants, promises and undertakings set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Landlord's Consent. Landlord hereby consents to the Sublease in the form
        ------------------
attached hereto as Exhibit A. The Sublease shall not be amended or modified without the prior written consent of Landlord. This consent is granted only upon the terms and conditions of this Agreement, and Tenant and Subtenant hereby agree to each of such terms and conditions.

     2. Master Lease.
        ------------

        2.1 The Sublease shall be subject and subordinate at all times to the Master Lease and to all of its provisions, covenants and conditions. Landlord shall not be bound or estopped in any way by any of the terms, covenants, or conditions of the Sublease, nor shall any provision of the Sublease or this Agreement operate as an express or implied consent to or approval or ratification by Landlord of any specific provisions of the Sublease or as an endorsement, representation or warranty of any kind by Landlord regarding the Premises, Tenant, the Master Lease or any other matter, all of which are expressly disclaimed. In case of any conflict between the provisions of the Master Lease and the provisions of the Sublease, as between Landlord and Tenant, the provisions of the Master Lease shall prevail unaffected by the Sublease. Tenant and Subtenant agree that the Sublease is hereby amended to conform to the terms and conditions of this Agreement. Without limiting the generality of the foregoing, the Sublease is hereby amended as follows:

               (a) Section 6.1 of the Sublease is hereby deleted in its entirety and replaced with the following:

               "6.1 Use. The Premises shall be used and occupied only for office, administration, research and development, system assembly, light manufacturing, storage, and distribution and for no other purpose."

               (b) Sections 8.1, 8.2, and 9.5 of the Sublease are hereby deleted in their entirety.

               (c) Section 9.6 of the Sublease is hereby deleted in its entirety and replaced with the following:

               "9.6 Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten
          (10) days after service of such notice of default on Sublessee. If such default is cured by Sublessee then
          Sublessee shall have the right of reimbursement and offset from and against Sublessor."

          2.2 Nothing contained in the Sublease shall alter, amend, expand or reduce any of the obligations of Landlord or Tenant under the Master Lease, nor impose on Landlord any obligation to provide notice to, or obtain consent from, Subtenant with respect to amendments, defaults, waivers or any other matters pertaining to the Master Lease or the Premises. Except to the extent the Sublease becomes a direct lease between Landlord and Subtenant pursuant to
Section 4.1 below, all communications with Landlord regarding the Master Lease, the Premises, the Sublease or Subtenant shall be recognized by Landlord only if made by Tenant, not Subtenant, including without limitation, requests for approvals as required under the Master Lease and requests for any service to be supplied by Landlord to the Subleased Premises. Tenant consents that Landlord may elect to communicate directly with Subtenant regarding Subtenant's occupancy of the Subleased Premises or the Sublease without any implied waiver of this provision. Tenant shall indemnify, protect, defend and hold Landlord harmless from any liability of, or claim against Landlord by Subtenant which arises from Tenant's failure to timely provide notice to Landlord of requests made by Subtenant to Tenant, as the sublandlord under the Sublease.

     3.   Relationship with Landlord.
          --------------------------

          3.1 Except as otherwise provided by law, nothing contained in this Agreement or the Sublease shall be deemed to create privity of contract between Landlord and Subtenant, to make Subtenant a third party beneficiary of the provisions of the Master Lease, or to create or permit any direct right of action by Subtenant against Landlord for breach of the covenant of quiet enjoyment or any other covenant of Landlord under the Master Lease. Landlord shall have no obligations nor incur any liability to Subtenant with respect to any warranties of any nature, whether pursuant to the Master Lease or the Sublease, or otherwise, including, without limitation, any warranties respecting use, compliance with zoning, construction, or fitness of the Subleased Premises for Subtenant's purposes.

          3.2 Tenant hereby irrevocably authorizes and directs Subtenant, upon receipt of any written notice from Landlord stating that a default exists in the performance of Tenant's obligations under the Master Lease, to pay to Landlord the rents and other amounts due and to become due under the Sublease as such rents and other amounts shall become due and payable under the Sublease. Tenant agrees that Subtenant shall have the right to rely upon any such statement and request from Landlord, and that Subtenant shall pay such rents and other amounts to Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Tenant to the contrary, and Tenant shall have no right or claim hereunder against Subtenant for any such rents or other amounts so paid by Subtenant. Such payments to Landlord shall satisfy and discharge Subtenant's obligation for the payment of rent and other amounts under the Sublease to the full extent of such payments made to Landlord.

     4.   Termination of Master Lease.
          ---------------------------

          4.1 Any termination of the Master Lease for any reason shall constitute, without further act or deed, a termination of the Sublease, provided that Landlord shall have the option, at its sole election, to:

               (a) elect by written notice to continue the Sublease solely with respect to the Subleased Premises without any additional or further agreement of any kind on the part of Subtenant and with the same force and effect as if Landlord, as landlord, and Subtenant, as tenant, had entered into a lease as of the effective date of such expiration, termination or surrender of the Master Lease for a term equal to the then unexpired term of the Sublease, and containing the same terms and conditions as those contained in the Sublease (except as specifically provided in this Agreement), in which event Landlord shall assume Tenant's obligations as sublandlord thereunder and Subtenant shall attorn to Landlord as landlord on such terms and conditions.

               (b) enter into a lease directly with Subtenant for the balance of the term remaining under the Sublease, for the same consideration and upon the same terms and conditions as in the Sublease. If Landlord exercises such option, Landlord and Subtenant shall enter into a new lease directly between Landlord and Subtenant upon such terms and conditions.

          4.2 If Landlord elects to proceed under either Sections 4.1(a) or 4.1(b) above, in no event shall Landlord be:

               (a) bound by or liable for any rent paid by Subtenant to Tenant; or any security deposit paid by Subtenant to Tenant that is not transferred to Landlord;

               (b) liable for any act or omission of Tenant or for any default of Tenant under the Sublease which occurred prior to Landlord's assumption;

               (c) subject to any defenses or offsets that Subtenant may have against Tenant which arose prior to Landlord's assumption; or

               (d) bound by any changes or modifications made to the Sublease without the written consent of Landlord.

     5.   Non-Release of Tenant. Nothing contained in this Agreement or the
          ---------------------
Sublease shall be deemed to alter the primary liability of Tenant to pay the Rent and perform all of Tenant's obligations under the Master Lease (including, without limitation, the payment of all bills rendered by Landlord for charges incurred by Subtenant for services and materials supplied to the Subleased Premises), nor release Tenant from its obligations under the Master Lease, nor waive any rights that Landlord may now have or later acquire against Tenant under the Master Lease. The acceptance of any sums by Landlord from Subtenant or any third party shall not be deemed a waiver by Landlord of Tenant's obligation to pay Rent or any other amounts as provided in the Master Lease. The performance of any obligation required of Tenant under the Master Lease by Subtenant or any third party shall not be deemed a waiver by Landlord of Tenant's duty to perform such obligation. Any act or omission by Subtenant or any of its agents, employees or invitees in, on, or about the Premises or the Building, or any act by Subtenant or any of its agents, employees or invitees pursuant to the terms and conditions of the Sublease, shall constitute the act or omission of Tenant. Any sums that may be payable under the Master Lease by virtue of any act or omission of Subtenant shall be the obligation of Tenant to pay and discharge in accordance with the terms of the Master Lease.

     6.   Further Transfers. The consent of Landlord is limited solely to the
          -----------------
Sublease. Any assignment of the Master Lease or the Sublease or further subletting of any part of the Premises shall be subject to Landlord's consent as provided in the Master Lease. Landlord may consent in its absolute and sole discretion to subsequent subleases and assignments of the Sublease or any amendments or modifications to the Sublease without notifying Tenant or anyone else liable under the Master Lease, and without obtaining their consent. No such action by Landlord will relieve those persons from any liability to Landlord or otherwise with regard to the Subleased Premises, and Tenant and Subtenant, waive any provision of California law to the contrary, including without limitation Sections 2787 to 2855, inclusive, of the California Civil Code. In addition, no provision of the Sublease or this Agreement shall limit Landlord's right, in the event of a proposed future assignment or subletting of any portion of the Premises, including the Subleased Premises, to recapture such portion of the Premises, including the Subleased Premises, affected by that proposed assignment or subletting, as provided in Section 14.1(c) of the Master Lease, or to receive any payment required under Section 14.1(d) of the Master Lease, and, without limiting the generality of any of any other provision of this Agreement relating to the Sublease, no provision of the Sublease pertaining to sharing of excess rentals or profits on further subletting shall in any way diminish or affect Landlord's rights under Article 14of the Master Lease.

     7.   Conditions to Landlord's Consent. Landlord's consent to the Sublease
          --------------------------------
is expressly conditioned on the following:

          7.1 Prior to the Subtenant's taking occupancy of the Subleased Premises, Tenant shall deliver to Landlord certificates of insurance evidencing Subtenant's compliance with Section 9.1 of the Master Lease and indicating that Landlord is named as an additional insured on such policies.

          7.2 Tenant shall reimburse Landlord for (a) the reasonable expenses incurred by Landlord in connection with Tenant's request for such consent, including attorneys' fees and disbursements, the costs of investigating the acceptability of Subtenant, and any leasing or brokerage commissions, and (b) all reasonable direct and indirect expenses incurred by

Landlord due to Subtenant taking possession of the Premises, including, but not limited to, costs relating to freight elevator operation, security service, janitorial service and rubbish removal (collectively, "Transfer-Related Costs").
                                                       ----------------------
Tenant shall reimburse Landlord for the Transfer-Related Costs incurred by Landlord within ten (10) days following Tenant's receipt of an invoice.

          7.3 Tenant shall pay to Landlord as and when required under the Master Lease, the amounts set forth in Section 14.1(D) of the Master Lease regarding Subrent, and upon request by Landlord, Tenant shall provide Landlord with reasonable documentation of Tenant's payment of the Permitted Transfer Costs and Tenant's calculations of the Subrent.

          7.4 Neither Landlord nor the other Indemnitees (as defined below) shall be liable to Subtenant or to any of Subtenant's Agents (as defined in Section 1.4 of the Master Lease), and Subtenant waives all claims against Landlord and such other Indemnitees, for any injury to or death of any person or for loss of use of or damage to or destruction of property in or about the Premises or Project by or from any cause whatsoever, including without limitation, earthquake or earth movement, gas, fire, oil, electricity or leakage from the roof, walls, basement or other portion of the Premises or Project, except only, with respect to any Indemnitee, to the extent such injury, death or damage is caused by the gross negligence or willful misconduct of such Indemnitee and not covered by the insurance required to be carried by Subtenant under the Sublease and hereunder or except to the extent such limitation on liability is prohibited by law. The provisions of this Section 7.4 shall survive the expiration or earlier termination of the Sublease until all claims within the scope of this Section 7.4 are fully, finally, and absolutely barred by the applicable statutes of limitations.

          7.5 Subtenant shall hold harmless, indemnify and defend Landlord, and its employees, agents and contractors (the "Indemnitees"), on the terms and conditions contained in Section 10.3 of the Master Lease, as if the term "Subtenant" were substituted for "Tenant" therein.

     8.   Representations of Tenant and Subtenant.
          ---------------------------------------

          8.1 Tenant and Subtenant represent and warrant to Landlord that a true copy of the Sublease, and all agreements relating to Subtenant's use and occupancy of the Subleased Premises, and all exhibits, addendum, amendments, modifications and supplements thereto, is attached hereto as Exhibit A.

          8.2 Tenant and Subtenant represent and warrant to Landlord that, except as set forth in the Sublease attached hereto as Exhibit A, Subtenant is not paying to Tenant any rent, additional rent or other consideration whatsoever in connection with the Sublease and/or Subtenant's use and/or occupancy of the Subleased Premises or any portion thereof (including, but not limited to, payments for Tenant's assets, trade fixtures, equipment and/or other personal property, goodwill, intangible property and/or any capital stock or other equity ownership of Tenant).

          8.3 Tenant and Subtenant represent and warrant to Landlord that Tenant has provided Subtenant with a complete copy of the Master Lease, and Subtenant further represents and warrants to Landlord that Subtenant is familiar with the provisions thereof.

          8.4 Tenant and Subtenant represent and warrant that Landlord will not be liable for any brokerage commission or finder's fee in connection with the consummation of the Sublease or this Agreement. Tenant and Subtenant, jointly and severally, shall protect, indemnify, defend and hold Landlord harmless from and against any claims for any such commissions, fees or costs, and for all costs, expenses and liabilities incurred in connection with such claims, including, without limitation, attorneys' fees and costs.

     9.   Miscellaneous.
          -------------

          9.1 Should any party to this Agreement bring an action against another party, by reason of or alleging the failure of the other party to comply with any or all of its obligations hereunder, whether for declaratory or other relief, then the party which prevails in such action shall be entitled to its reasonable attorneys' fees and expenses related to such action, in addition to all other recovery or relief. A party shall be deemed to have prevailed in any such action (without limiting the generality of the foregoing) if such action is dismissed upon the payment by the other party of the sums allegedly due or the performance of obligations allegedly not complied with, or if such party obtains substantially the relief sought by it in the action, irrespective of whether such action is prosecuted to judgment. Attorneys' fees shall include, without limitation, fees incurred in discovery, contempt proceedings, and bankruptcy litigation. The non-prevailing party shall also pay the attorneys' fees and costs incurred by the prevailing party in any post-judgment proceedings to collect and enforce the judgment. The covenant in the preceding sentence is separate and several and shall survive the merger of this provision into any judgment on this Agreement.

          9.2 Promptly upon Landlord's request, Tenant and Subtenant shall execute and deliver such further customary documents and/or instruments and perform such further customary acts as may be required to give full effect to the transaction herein contemplated.

          9.3 Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Master Lease. Captions to the paragraphs and sections in this Agreement are included for convenience only and do not modify any of the terms of this Agreement. No one party shall be deemed to have drafted this Agreement and it shall be construed according to its fair meaning and not against any party. All indemnity obligations under this Agreement and any other provision hereof the survival of which is necessary to its enforcement shall survive the expiration or earlier termination of the Sublease and this Agreement.

          9.4 LANDLORD, TENANT AND SUBTENANT EACH ACKNOWLEDGES THAT IT HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY UNDER THE CONSTITUTIONS OF THE UNITED STATES AND THE STATE OF CALIFORNIA. EACH PARTY EXPRESSLY AND KNOWINGLY WAIVES AND RELEASES ALL SUCH RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER ON ANY MATTERS ARISING OUT OF OR IN ANY WAY RELATED TO, EITHER DIRECTLY OR INDIRECTLY, THIS AGREEMENT, OR THE SUBJECT MATTER HEREOF, SUBTENANT'S USE OR OCCUPANCY OF THE SUBLEASED PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE.

Landlord's Initials ______ Tenant's Initials _______ Subtenant's Initials ______

          9.5 Landlord's consent hereunder shall not be effective until this Agreement has been executed by Landlord, Tenant and Subtenant and delivered by Landlord and Tenant.

     9.6 If any provision of this Agreement shall be invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in effect.

     9.7 This Agreement is the entire agreement between the parties with respect to the subject matter hereof, and no alteration, modification or interpretation hereof shall be binding unless in writing and signed by all parties. This Agreement shall be construed and enforced in accordance with the laws of the State of California. This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

                            [signatures on next page]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by duly authorized representatives on the date set forth under their respective signatures below.

LANDLORD:                              TENANT:

CARRAMERICA REALTY CORPORATION,        PERICOM SEMICONDUCTOR CORPORATION,
a Maryland corporation                 a California corporation

                                       By: ________________________________

By: _____________________________      Name: ______________________________
    Leah Segawa
    Managing Director                  Title: _____________________________

Date: ___________________________      Date:_______________________________


                                       By: ________________________________

                                       Name: ______________________________

                                       Title: _____________________________

                                       Date: ______________________________

SUBTENANT:

YESVIDEO.COM,INC.,
a Delaware corporation

By: _____________________________

Name: ___________________________

Title:___________________________

Date: ___________________________


By: _____________________________

Name: ___________________________

Title: __________________________

Date: ___________________________

                                    Exhibit A

                                    Sublease
                                    --------

                                 [See Attached]

[LOGO]                                                                 EXHIBIT A
                          STANDARD TRIPLE NET SUBLEASE


1. Parties. This Sublease, dated, for reference purposes only, August23, 2001 is made by and between Pericom Semiconductor Corporation, a California corporation (herein called "Sublessor") and YesVideo, a Delawarecorporation (herein called "Sublessee").

2. Premises. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Santa Clara, State of California, commonly known as 2249 Zanker Road, San Jose, California and described as approximately Twelve Thousand Eight Hundred Eighty Eight (12,888) Square Feet(the "Premises"), part of a larger building (the "Building").

3.  Term.

    3.1 Term. The term (the "Term") of this Sublease shall be for eighteen (18) months commencing on the date (the "Commencement Date") that is the later of October 1, 2001 or the date by which all of the following have occurred (a) Sublessor has delivered possession of the Premises to Sublessee; (b) Master Lessor's written consent is obtained in accordance with the Master Lease, and ending on March 31, 2003, unless sooner terminated pursuant to any provision hereof.

    3.2 Delay in Commencement. If the Commencement Date has not occurred due to Sublessor's inability to obtain consent of the Master Lessor before commencement of October 1, 2001 or for any reason whatsoever on or before October 15, 2001, then, in addition to Sublessee's other rights and remedies, Sublessee may terminate the Sublease by written notice to Sublessor, whereupon any monies previously paid by Sublessee to Sublessor shall be reimbursed to Sublessee, or, at Sublessee's election, the date Sublessee is otherwise obliged to commence payment of rent shall be delayed by one (1) day for each day that the Commencement Date is delayed beyond such date.

4. Rent. Sublessee shall pay to Sublessor as rent for the Premises equal monthly payments of $21,265.20, in advance, on the first day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $21,265.20 as rent for the first month. Rent for any period during the term hereof which is for less than one (1) month shall be a pro-rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing. Sublessee shall also be obligated to pay any additional rents applicable to the Premises and Term pursuant to the Master Lease as incorporated herein. Sublessor agrees to bill Sublessee for any and all applicable additional rent (and such bill shall include information provided by Master Lessor) and Sublessee shall pay all additional rents to Sublessor within ten (10) days of its receipt of any invoice.

5. Security Deposit. Sublessee shall deposit with Sublessor upon execution hereof $63,795.60 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten (10) days after written demand therefore deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest

STANDARD SUBLEASE                                                    Page 2 of 6

hereunder) within fifteen (15) days following the expiration date, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

6.  Use.
    6.1 Use. The Premises shall be used and occupied only for office, administration, research and development, system assembly, light manufacturing, storage, distribution and any other legal related use and for no other purpose.

    6.2  Compliance with Law.

    (a) Sublessor warrants to Sublessee that the Premises, in its existing state, as of the Commencement Date, does not violate any applicable building code regulation or ordinance. In the event that it is determined that this warranty has been violated, then it shall be the obligation of the Sublessor, after written notice from Sublessee, to promptly, at Sublessor's sole cost and expense, rectify any such violation. Except as provided in paragraph 6.2(a), Sublessee shall, at Sublessee's expense, comply promptly with all applicable statues, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the use by Sublessee of the Premises. Sublessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

    6.3 Condition of Premises. Except as provided in paragraph 6.2(a) or otherwise in this Sublease, Sublessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the Premises, and accepts this Sublease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business.

7.  Master Lease.
    7.1 Sublessor is the lessee of the Premises by virtue of that Lease, the "Lease", , by and between Orchard Investment Company Number 510 ("Orchard"), predecessor in interest to Master Lessor (as defined herein) and Sublessor, dated November 29, 1993, as amended by that certain First Amendment to Lease dated February 5, 1996 between Orchard and Sublessor, that certain Second Amendment to Leasedated July 31, 1997 by and between CarrAmerica Realty Corporation ("Master Lessor") and Sublessor, that certain Third Amendment to Lease dated April 23, 1999 by and between Master Lessor and Sublessor, that certain Fourth Amendment to Lease dated January 21, 2000 by and between Master Lessor and Sublessor, that certain Fifth Amendment dated May 1, 2000 by and between Master Lessor and Sublessor,and that Sixth Amendment dated October 31, 2000 by and between Master Lessor and Sublessor (the Lease and the First through Sixth Amendments are hereinafter collectively referred to as the "Master Lease"). A copy of the Master Lease is attached hereto as Exhibit A. Sublessor leases approximately sixty-six thousand two hundred sixty-four (66,264) square feet of space (the "Master Premises").

    7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

    The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contraindicated by this Sublease in which event the terms of this Sublease document shall control over the Master Lease and except as otherwise expressly provided in the Sublease including, without limitation in Section 7.4. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein, wherever in the Master Lease the word "Premises" is used shall be deemed to mean the Premises herein, wherever in the Master Lease the word "Term" is used it shall be deemed to mean the Term hereof.

STANDARD SUBLEASE                                                    Page 3 of 6

    During the term of this Sublease as applicable to the Premises , the Master Lease is hereby incorporated into the Sublease and Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except that (a) the following paragraphs of the Master Lease not incorporated herein: Summary of Lease (except O and N) , 1.3,1.6, 1.7, 1.8, 1.11, 1.17, 1.18, 1.21, 1.25, 1.27, 2.2, 2.3, 2.4, 3.1, 3.3, 3.5,
    8.1-(reference to Section G only), 10.2 (except subsection (I)), 15.3, 15.8 (references to Sections Q and R only), 15.10, 15.13, 15.15, First Addendum, First Amendment to Lease, Second Amendment to Lease, Third Amendment to Lease (except Section 18), Fourth Amendment to Lease, Fifth Amendment to Lease, Sixth Amendment to Lease (except Section 13) (b) references in the following provisions to "Landlord" shall mean "Master Lessor" only: Sections 4.5, 4.6, 5.4, 6.2, 6.3, 7.1.D, 8.2, 8.3, 9.2, 11.1, 11.2, 11.3, (except the second reference), 12.1, 12.2, 12.5, 15.4, 15.5, (c) reference to "Tenant's Share" shall mean 7.72%; and (d) reference to "Tenant's Allocated Parking Stalls" shall mean 50 stalls. In the event of a conflict between the provision of this Sublease and the Master Lease, as between Sublessor and Sublessee, the provisions of this Sublease shall control.

    The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".

    Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

    Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

    7.8 Sublessor represents to Sublessee that (i) the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease nor has there occurred any event which with the passage of time or giving of notice or both would constitute a default under the Master Lease and
(ii) the form of the Master Lease attached as Exhibit "A" is true, correct and complete and has not been modified in any respect.

8.   Assignment of Sublease and Default.

    8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease and all rentals and income arising therefrom, subject however to terms of Paragraph 8.2 hereof.

    8.2 Master Lessor, by executing this document, agrees that until a default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, if Sublessor shall default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the rents from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

    8.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such rents to

STANDARD SUBLEASE                                                    Page 4 of 6

         Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents to paid by Sublessee.

    8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

9.  Consent of Master Lessor.

    9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, Master Lessor consent to this Subletting.

    9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then this Sublease, nor the Master Lessor's consent, shall not be effective unless, said guarantors consent to this Sublease.

     9.3 In the event that Master Lessor does give such consent then:

     (a) Such consent will not release Sublessor or its obligations or alter the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

     (b) The acceptance of rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

     (c) The consent of this Sublease shall not constitute a consent to any subsequent subletting or assignment.

     (d) In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

     (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor nor any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

    (f) In the event that Sublessor shall default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to but Master Lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee unless actually received by Sublessor, nor shall Master Lessor be liable for any other defaults of the Sublessor under the Sublease unless continuing.

    9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

    9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor nor has there occurred any event which with the passage of time or giving of notice or both would constitute a default under the Master Lease, and that the Master Lease is in full force and effect.

    9.6 In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten (10) days after service of such notice of default on Sublessee. If such default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

STANDARD SUBLEASE                                                    Page 5 of 6

10. Brokers Fee.

    10.1 Upon execution hereof by all parties, Sublessor shall pay to Colliers International, Inc., a licensed real estate broker, (herein called "Broker"), a fee as set forth in a separate agreement between Sublessor and Broker.

    10.2 Sublessor agrees that if Sublessee decides to either to extend the term of this Sublease, to renew this Sublease, pertaining to the Premises or any adjacent property which Sublessor may own or in which Sublessor has an interest, then as to any of said transactions Sublessor shall pay to Broker a fee, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph 10.2 is limited to a transaction to which Sublessor is acting as a sublessor. Sublessee shall have no liability whatsoever for payment of any Broker's fees.

    10.3  Intentionally Deleted

    10.4  Intentionally Deleted

    10.5 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 10.

11. Attorney's Fees. If any party brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court.

Additional Provisions.

     A. Sublessee shall accept the Premises in its "As Is" condition, subject to a letter to be agreed upon by both Sublessee and Sublessor which is attached hereto as Exhibit C.

     B. Sublessor shall deliver the Premises with all cubicles in good working order and both parties shall agree and execute a list of equipment that will remain in the Premises during the term of the sublease and will remain the property of the Sublessor at the end of the sublease term. Such equipment list is attached hereto as Exhibit B.

     C. Sublessee shall have access, not occupancy to the Premises on September 15, 2001, upon Sublessor receiving Master Lessor's consent, for the purpose of installing items that are pertinent to Sublessee's business.

     D. Sublessor agrees to warrant that the mechanical system (HVAC) shall be in good working order for the first thirty (30) days after the commencement date.

               If this Sublease has been filled in it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by Colliers International, Inc. or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Sublease or the transaction relating thereto.

Executed at _____________________________      PERICOM SEMICONDUCTOR CORPORATION
                                             -----------------------------------
_________________________________________    a California corporation

on ______________________________________    By ________________________________

address _________________________________    By ________________________________

_________________________________________         "Sublessor" (Corporate Seal)

STANDARD SUBLEASE                                                    Page 6 of 6


Executed at __________________________    YESVIDEO, INC., a Delaware corporation
                                         ---------------------------------------

on ___________________________________   By ____________________________________

address ______________________________   By ____________________________________

______________________________________       "Sublessee" (Corporate Seal)



Executed at __________________________    CARRAMERICA REALTY CORPORATION
                                         -------------------------------

______________________________________   a Maryland corporation

on ___________________________________   By ____________________________________

address ______________________________   By ____________________________________

______________________________________      "Master Lessor" (Corporate Seal)